UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2016

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

TC PipeLines, LP files this Form 8-K/A to correct editing errors in Exhibit 99.1 of Item 9.01 to the Form 8-K filed with the Commission on November 4, 2016.  The previously filed Exhibit 99.1 contained typographical errors in column headings on pages 4 and 8 and have been changed from "Six months ended September 30" to "Nine months ended September 30".  This amended report amends and restates in its entirety that previously filed report.

Item 2.02  Results of Operations and Financial Condition.

On November 4, 2016, TC PipeLines, LP (the "Partnership") issued a news release (the "news release") announcing its financial results for the quarter ended September 30, 2016.  A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this report is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	News Release of TC PipeLines, LP, dated November 4, 2016, reporting the Partnership's financial results for the quarter ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  November 4, 2016

EXHIBIT INDEX
Exhibit No.	Description
Exhibit 99.1	News Release of TC PipeLines, LP, dated November 4, 2016, reporting the Partnership's financial results for the quarter ended September 30, 2016.

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